Exhibit 10.41

STRUCTURING FEE AGREEMENT

This Structuring Fee Agreement (the “Agreement”), dated as of                     , 2015 (the “Effective Date”), is made by and between InfraREIT, Inc., a Maryland corporation (the “Company”), and Hunt-InfraREIT, L.L.C., a Delaware limited liability company (“Hunt-InfraREIT”).

RECITALS

WHEREAS, the Company has filed with the United States Securities and Exchange Commission a registration statement on Form S-11 (the “Registration Statement”) with respect to an initial public offering (the “IPO”) of its common stock, par value $0.01 per share (“Common Stock”);

WHEREAS, in consideration for the significant time and effort of Hunt-InfraREIT and its affiliates in connection with preparing the Company for the IPO, the Company desires to pay to Hunt-InfraREIT                      shares of Common Stock (the “Structuring Fee Securities”) pursuant to the terms and conditions set forth herein;

WHEREAS, Hunt-InfraREIT desires to accept the Structuring Fee Securities, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual promises, covenants, conditions and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.    Structuring Fee Securities.

       1.1.    Allocation.    The Company hereby agrees to pay the Structuring Fee Securities to Hunt-InfraREIT at the Closing (as defined below).

       1.2.    Terms of Common Stock.    The powers, privileges and rights of the holders of shares of Common Stock, and the qualifications, limitations and restrictions thereof, are set forth in the charter of the Company as in effect as of the date hereof, attached hereto as Exhibit A, and as the same may be amended and restated effective as of the closing of the IPO (the “IPO Closing”), the form of which is attached hereto as Exhibit B (collectively, as may be amended and restated from time to time, the “Charter”).

2.    Closing.    The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur as of the Effective Date.

3.    Representations and Warranties of the Company.    The Company hereby represents and warrants to Hunt-InfraREIT as follows:

       3.1.    Organization, Good Standing, Power and Qualification.    The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted.

       3.2.    Authorization.    This Agreement and the transactions contemplated hereby, including the issuance of the Structuring Fee Securities, have been duly authorized by all necessary corporate action on behalf of the Company in order to authorize the Company to enter into this Agreement. This Agreement, when executed and delivered by the Company, shall constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

       3.3.    Structuring Fee Securities.    The Structuring Fee Securities, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than (i) restrictions on transfer set forth in (y) the Charter or (z) applicable state and federal securities laws and (ii) liens or encumbrances created by or imposed by Hunt-InfraREIT. Assuming the accuracy of the representations of Hunt-InfraREIT in Section 4 of this Agreement, the Structuring Fee Securities will be issued in material compliance with all applicable federal and state securities laws.

4.    Representations and Warranties of Hunt-InfraREIT.    Hunt-InfraREIT hereby represents and warrants to the Company as follows:

       4.1.    Organization, Good Standing, Power and Qualification.    Hunt-InfraREIT is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and has all requisite limited liability company power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted.

       4.2.    Authorization.    This Agreement and the transactions contemplated hereby have been duly authorized by all necessary limited liability company action on behalf of Hunt-InfraREIT in order to authorize Hunt-InfraREIT to enter into this Agreement. This Agreement, when executed and delivered by Hunt-InfraREIT, shall constitute a valid and legally binding obligation of Hunt-InfraREIT, enforceable against Hunt-InfraREIT in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

       4.3.    Acquisition Entirely for Own Account.    This Agreement is made with Hunt-InfraREIT in reliance upon Hunt-InfraREIT’s representation to the Company, which by Hunt-InfraREIT’s execution of the Agreement, Hunt-InfraREIT hereby confirms, that, subject to the final sentence of this Section 4.3, the Structuring Fee Securities to be acquired by Hunt-InfraREIT will be acquired for investment for Hunt-InfraREIT’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Hunt-InfraREIT has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Hunt-InfraREIT further represents that, subject to the final sentence of this Section 4.3, Hunt-InfraREIT does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Structuring Fee Securities. Hunt-InfraREIT has not been formed for the specific purpose of acquiring the Structuring Fee Securities. Notwithstanding anything to the contrary contained in this Section 4.3, Hunt-InfraREIT has agreed to transfer a portion of the shares of Common Stock issued to it hereunder to OPTrust N.A. Holdings Trust (“OpTrust”) pursuant to an agreement of transfer in which OpTrust has made representations and warranties that are reasonably necessary to confirm that such transfer does not otherwise cause the issuance of the Structuring Fee Securities pursuant to this Agreement to fail to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).

       4.4.    Restricted Securities.    Hunt-InfraREIT understands that the Structuring Fee Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act that depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Hunt-InfraREIT’s representations as expressed herein. Hunt-InfraREIT understands that the Structuring Fee Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, Hunt-InfraREIT must hold the Structuring Fee Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Hunt-InfraREIT acknowledges that the Company has no obligation to register or qualify the Structuring Fee Securities for resale other than pursuant to the terms of the Registration Rights Agreement among the Company, Hunt-InfraREIT and the other investors party thereto, as it will be amended and restated upon the IPO Closing. Hunt-InfraREIT further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Structuring Fee Securities, and on requirements relating to the Company that are outside of Hunt-InfraREIT’s control, and that the Company is under no obligation and may not be able to satisfy.

       4.5.    Legends.    Hunt-InfraREIT understands that the Structuring Fee Securities and any securities issued in respect of or exchange for the Structuring Fee Securities, may bear one or all of the following legends:

                 (a)    “THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), THE SECURITIES LAWS OF ANY STATE OR ANY OTHER APPLICABLE U.S. OR NON-U.S. SECURITIES LAWS, IN EACH CASE IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT, ANY APPLICABLE STATE SECURITIES LAWS AND ANY OTHER APPLICABLE SECURITIES LAWS.”

                 (b)    Any legend required by the Charter and/or the securities laws of any state or any other securities laws to the extent such laws are applicable to the Structuring Fee Securities.

       4.6.    Accredited Investor.    Hunt-InfraREIT is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

       4.7.    No General Solicitation.    Neither the Company, nor any of its respective agents, has either directly or indirectly, including through a broker or finder (i) engaged in any general solicitation, or (ii) published any advertisement in connection with the offer and sale of the Structuring Fee Securities. Hunt-InfraREIT has a pre-existing relationship with the Company and has not relied upon any of the statements contained in the Registration Statement in connection with its determination to accept the Structuring Fee Securities. In making the decision to accept the Structuring Fee Securities, Hunt-InfraREIT has relied solely upon (i) the Charter and this Agreement, and (ii) its own independent investigations of the business to be undertaken by the Company or investigations conducted by its own independent advisers in evaluating its participation in the Company.

5.    Miscellaneous.

       5.1.    Amendments; Waiver.    This Agreement may be amended, modified or supplemented only by a written instrument signed by each of the parties hereto. No waiver of any of the provisions of this Agreement shall be valid and enforceable unless such waiver is in writing and signed by the party to be charged, and, unless otherwise stated therein, no such waiver shall constitute a waiver of any other provision hereof (whether or not similar) or a continuing waiver.

       5.2.    Binding Effect; Assignment.    This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

       5.3.    Entire Agreement.    This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous negotiations, agreements and understandings of the parties.

       5.4.    Governing Law.    This Agreement will be governed by and construed in accordance with the laws of the State of Maryland without regard to any conflicts of law provisions that would result in the application of the laws of any other jurisdiction. Any legal action or proceeding arising from this Agreement shall be adjudicated solely and exclusively in the state and/or federal courts in Maryland. Each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding.

       5.5.    Notices.    All notices, offers or other communications required or permitted to be given pursuant to this Agreement shall be in writing and may be personally served, sent via facsimile, sent via electronic mail or sent by United States mail or by commercial courier and shall be deemed to have been given when received at the address set forth below:

If to Hunt-InfraREIT:

Hunt-InfraREIT, L.L.C.

Attn: Hunter L. Hunt, President

1900 North Akard Street

Dallas, TX 75201

Facsimile: 214-978-8989

E-mail: HHunt@huntoil.com

If to the Company:

InfraREIT, Inc.

Attn: Chief Executive Officer

1807 Ross Avenue, 4th Floor

Dallas, TX 75201

E-mail: DCampbell@huntutility.com

With a copy to:

InfraREIT, Inc.

Attn: General Counsel

1807 Ross Avenue, 4th Floor

Dallas, TX 75201

E-Mail: Legal@huntutility.com

The address of any party hereto may be changed by a notice in writing given in accordance with the provisions of this Section 5.6.

       5.6.    Severability.    If all or any portion of any provision contained in this Agreement shall be determined by a court of law to be invalid, illegal or unenforceable in any respect for any reason, such provision or portion thereof shall be deemed stricken and severed from this Agreement, and the remaining provisions and portions thereof shall continue in full force and effect.

       5.7.    Counterparts.    Any number of counterparts hereof may be executed and each such counterpart shall be deemed to be an original instrument. A signature delivered by facsimile or other means of electronic transmission shall be deemed to constitute an original signature.

       5.8.    Titles and Subtitles.    The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Structuring Fee Agreement as of the date first set forth above.

InfraREIT, Inc.

By:
Name:
Title:

Hunt-InfraREIT, L.L.C.

By:
Name:
Title:

Signature Page to Structuring Fee Agreement

EXHIBIT A

Charter

EXHIBIT B

Amended and Restated Charter